                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                  AMENDMENT NO. 1 AND WAIVER TO LOAN AGREEMENT

            AMENDMENT NO. 1 AND WAIVER TO LOAN AGREEMENT (this "Amendment") dated as of April 27, 2005 by and among World Airways, Inc. (the "Borrower"), World Air Holdings, Inc. ("Parent"), North American Airlines, Inc. ("North American"), World Airways Parts Company, LLC, Govco Incorporated, as Primary Tranche A Lender ("Govco"), Citicorp North America, Inc., as Govco Administrative Agent (the "Govco Administrative Agent"), the other Lenders party hereto, Citibank, N.A., as Agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent") Citibank, N.A., as Collateral Agent (in such capacity, together with its successors and permitted assigns, the "Collateral Agent," and together with the Agent, the "Agents"), International Lease Finance Corporation, as Supplemental Guarantor (the "Supplemental Guarantor"), and the Air Transportation Stabilization Board (the "Board") created pursuant to the Air Transportation Safety and System Stabilization Act (the "Act"), P.L. 107-42 (2001), as the same may be amended from time to time. Capitalized terms used in this Amendment but not otherwise defined herein have the meanings given to such terms in the Loan Agreement (as such term is defined herein).

                                   WITNESSETH:

            WHEREAS, the Borrower, the Board, the Agents, the Lenders referred to therein and Phoenix American Financial Services Inc., as Loan Administrator, executed and delivered that certain Loan Agreement dated as of December 30, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement") pursuant to which the Lenders made a loan to Borrower in the amount of $30,000,000;

            WHEREAS, on January 10,2005, Parent and Borrower consummated a restructuring transaction pursuant to which all of the outstanding shares of common stock of the Borrower were automatically converted into shares of common stock of Parent, which resulted in Borrower becoming a wholly-owned subsidiary of Parent, and in connection therewith, Parent executed and delivered, inter alia, that certain Joinder Agreement dated as of January 10, 2005 pursuant to which Parent became an Obligor under, and agreed to be bound by the terms and provisions of, the Loan Agreement;

            WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of April 27, 2005 (the "Stock Purchase Agreement") among Parent, North American, and Dan McKinnon, individually and as trustee of the Dan and Janice McKinnon Family Trust dated January 15, 2005 (the "Seller"), Parent has acquired all of the outstanding shares of common stock of North American (the "Acquisition");

            WHEREAS, in connection with the Acquisition, Borrower and Parent have requested that certain provisions of the Loan Agreement be amended or waived as hereinafter provided; and

            WHEREAS, the Board, the Agents and the Lenders are willing to amend the Loan Agreement on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO LOAN AGREEMENT. As of the Amendment Effective Date (as defined in Section 4 below), the Loan Agreement is hereby amended as follows:

            (a)   Definitions.

                  (i) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions in the proper alphabetical order:

                  "North American" means North American Airlines, Inc., a
            Delaware corporation and wholly owned Subsidiary of Parent, together with its successors and permitted assigns.

                  "North American AMC Agreement" means, collectively, any
            agreement or purchase order between the Air Mobility Command and North American (or any other party acting on its behalf, whether in connection with a teaming arrangement or otherwise) for airlift services, including, without limitation, that certain agreement identified as contract number FA4428-04-D-0022, together with any amendments, restatements, renewals, replacements, successors or modifications of any of the foregoing.

                  "Parent Guarantee" means the Parent Guarantee dated as of
            January 10, 2005 made by Parent in favor of the Guaranteed Parties (as defined therein).

                  "Payroll Accounts" has the meaning specified in Section
            6.4(a).

                  (ii) Section 1.1 of the Loan Agreement is hereby amended by amending and restating in its entirety the definition of "Obligor" as follows:

                  "Obligor" means Parent, the Borrower or North American, and
            "Obligors" means all of Parent, the Borrower and North American, together with their respective successors and permitted assigns.

                  (iii) Section 1.1 of the Loan Agreement is hereby amended by amending and restating in its entirety the definition of "Security Agreement" as follows:

                  "Security Agreement" means the Mortgage and Security Agreement dated as of December 30, 2003 among the Borrower, World LLC and the Collateral Agent, as amended and restated by that certain Amended and Restated Mortgage and Security Agreement dated as of April 27, 2005 among the Borrower, Parent, North American, World LLC and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time, including by any Security Agreement Supplement.

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            (b)   Amendment to Section 2.3. Section 2.3 of the Loan Agreement is
hereby amended by replacing the chart set forth in such Section with the following chart:

Interest Payment Date falling on or
             about:                     Principal Amount
-----------------------------------     ----------------
     December 12, 2005                    $6,000,000.00
     June 12, 2006                        $5,000,000.00
     December 12, 2006                    $5,000,000.00
     June 12, 2007                        $5,000,000.00
     December 12, 2007                    $5,000,000.00
     June 12, 2008                        $4,000,000.00

            (c) Amendment to Section 5.17. Section 5.17 of the Loan Agreement is hereby amended by renumbering the existing clause (ii) in the last sentence thereof as clause (iii) and inserting a new clause (ii) as follows: "(ii) pledged under the Security Agreement which are maintained with financial institutions in the United States and which contain, in the aggregate, no more than $250,000".

            (d) Amendment to Section 6.4(a). Section 6.4(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  The Obligors shall not permit the reserve of unrestricted Cash and Cash Equivalents (which in each case shall be free from all Liens other than Permitted Encumbrances of the type described in clause (vii) of the definition of Permitted Encumbrances) of the Obligors and their Restricted Subsidiaries to be less than $15,000,000; it being understood that the following shall be excluded from unrestricted Cash and Cash Equivalents for the purposes of this Section 6.4(a): (i) Cash or Cash Equivalents securing obligations in respect of letters of credit that are collateralized by Cash or Cash Equivalents, if any, and (ii) Cash or Cash Equivalents held in any payroll account of any of the Obligors (collectively the "Payroll Accounts"), including without limitation North American's payroll account with account number 7747385 at Citibank, N.A and Borrower's payroll account with account number 2079920018648 at Wachovia Bank, N.A.

            (e) Amendment to Article VI. Article VI of the Loan Agreement is hereby amendment by inserting a new Section 6.18 and a new Section 6.19 as follows:

                  Section 6.18 Prohibition on Borrower Guarantees. Neither the
            Borrower nor any of its Restricted Subsidiaries shall Guarantee or assume any obligation of North American or any Restricted Subsidiary of North American, including, without limitation, under any aircraft lease or other financing arrangement. For the avoidance of doubt, it is acknowledged and agreed that the foregoing shall not prohibit the Borrower or any of its Restricted Subsidiaries from making capital contributions or equity investments or advances, loans or other extensions of credit to North American or any Restricted Subsidiary of North American so long as such contributions, equity investments, advances, loans or other extensions of

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            credit are not made for the purpose of Guaranteeing or assuming an obligation of North American.

                  Section 6.19 Payroll Accounts. The Obligors shall not fund any
            Payroll Account other than in the ordinary course of business for the purpose of meeting current payroll obligations.

            (f)   Amendments to Section 7.1.

                  (i) Section 7.1 of the Loan Agreement is hereby amended by amending and restating subsection (1) thereof in its entirety as follows:

                        (1) A Subsidiary Guarantee or the Parent Guarantee shall
            for any reason cease to be in full force and effect or any Person that is a guarantor thereunder shall, in writing, repudiate such Subsidiary Guarantee or Parent Guarantee, as the case may be, or deny that its obligations thereunder are valid, binding and enforceable; or

                  (ii) Section 7.1 of the Loan Agreement is hereby amended by inserting new subsections (t) and (u) after subsection (s) thereof and replacing the "." after subsection (s) with "; or":

                        (s) Any default by North American under the North
            American AMC Agreement or any team agreement related thereto, which default is not waived or remedied prior to the expiration of any period of grace provided with respect thereto and which results in
            (i) North American being suspended or disqualified from the performance of airlift services thereunder or (ii) the termination of any such agreements with respect to North American, and which suspension, disqualification or termination has had, or could reasonably be expected to have, a Material Adverse Effect; or

                        (t) Any representation and warranty contained in that
            certain Stock Purchase Agreement dated as of April 27, 2005 among Parent, North American and Dan McKinnon, individually and as trustee of the Dan and Janice McKinnon Family Trust dated January 15, 2005 made by Seller (as defined therein) thereunder or in connection therewith shall prove not to have been true and correct as and when made by Seller, and the failure of such representation and warranty to be true and correct shall have had a Material Adverse Effect.

            (g) Amendment to Section 10.4. Section 10.4 of the Loan Agreement is hereby amended by replacing the words "Borrower and Parent" in the second line thereof with "Obligors".

            (h) Amendment to Schedule 6.1. Schedule 6.1 of the Loan Agreement is hereby amended to add the items described in Exhibit A attached hereto.

            (i) Amendment Reflecting New Obligor. Each reference in the Loan Agreement and the other Loan Documents to (i) "either Obligor" and "either of the Obligors" is

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hereby amended to read "any Obligor" and "any of the Obligors," respectively and
(ii) "neither Obligor" and "neither of the Obligors" is hereby amended to read "no Obligor" and "none of the Obligors," respectively. All other words or phrases in the Loan Agreement and the other Loan Documents of like import shall, mutatis mutandis, mean and be a reference to all of the Obligors.

            SECTION 2. WAIVERS. The provisions of Sections 6.2, 6.5, 6.8 and
6.11 of the Loan Agreement are waived to the extent necessary to permit the Borrower and Parent to consummate and perform their respective obligations with respect to the Acquisition.

            SECTION 3. NORTH AMERICAN JOINDER TO LOAN AGREEMENT. By execution of this Amendment, North American hereby expressly agrees (a) that it is, and shall be deemed for all purposes to be, an Obligor under the Loan Agreement and the Loan Documents, and (b) to be bound by the terms, conditions and obligations set forth therein, with the same force and effect as if it had been an original signatory thereto. For purposes of Section 10.7 of the Loan Agreement, all notices to be delivered to North American under the Loan Documents should be sent to the following address:

            North American Airlines, Inc.
            c/o World Airways, Inc.
            HLH Building
            101 World Drive
            Peachtree City, Georgia 30269
            Attention: General Counsel
            Phone: 770-632-8005
            Facsimile: 770-632-8048

            SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date set forth above (the "Amendment Effective Date") subject to the satisfaction of the following conditions precedent on or prior to the date hereof:

            (a) the Stock Purchase Agreement and all other agreements and documents being delivered in connection therewith shall (i) be in form and substance satisfactory to the Agents, the Lenders, the Supplemental Guarantor and the Board, and (ii) shall have been duly executed and delivered by the parties thereto;

            (b) the Acquisition and the other transactions contemplated by the Stock Purchase Agreement shall have been consummated and become effective;

            (c) the Agents, the Lenders, the Supplemental Guarantor and the Board shall have received each of the following, each dated as of the date hereof, in form and substance satisfactory to the Agents, the Board, the Lenders and the Supplemental Guarantor:

                  (i) this Amendment, duly executed and delivered by the parties hereto;

                  (ii) the Amended and Restated Mortgage and Security Agreement among the Borrower, Parent, North American, World LLC and the Collateral Agent (the

"Amended and Restated Security Agreement"), duly executed and delivered by the parties thereto;

                  (iii) a Subsidiary Guarantee, duly executed and delivered by North American and the other parties thereto;

                  (iv) the favorable opinions of (A) Powell Goldstein LLP, special counsel to the Borrower; (B) Mark McMillin, internal counsel to the Borrower; and (C) Daugherty, Fowler, Peregrin & Haught, FAA counsel to the Borrower; and (D) a reliance letter from Seltzer Caplan McMahon Vitek, counsel to the Seller; (E) a reliance letter from Ford & Harrison LLP, labor counsel to the Borrower; and (F) a reliance letter from Powell Goldstein LLP, special counsel to the Borrower with respect to their opinion regarding the Acquisition; and

                  (v) a certificate of each of the Parent and Borrower signed by a duly authorized officer of such Person certifying (i) as to the matters set forth in Section 6 of this Amendment, (ii) the due execution and delivery of this Amendment by such Obligor, (iii) the names and true signatures of each officer of such Person who has been authorized to execute and deliver this Amendment on behalf of such Obligor, and (iv) the resolutions of such Obligor's board of directors approving and authorizing the execution, delivery and performance of this Amendment; and

            (d) the Obligors shall have taken all action and completed or presented to the Collateral Agent for filing and recording all notices, recordings and filings of or with respect to the Amended and Restated Security Agreement and the Collateral covered thereby, that are necessary or desirable in order to perfect and protect the security interest of the Collateral Agent in the Collateral, including, without limitation, (i) the submission of the Amended and Restated Security Agreement (and any other required instruments and documents) to the FAA for recordation; (ii) the preparation and submission to the Collateral Agent for filing of Uniform Commercial Code financing statements in all applicable jurisdictions; (iii) delivery to the Collateral Agent of the certificates representing all of the shares of common stock of North American together with duly executed and undated stock powers; (iv) the submission to the Collateral Agent for filing of an IP Security Agreement with the U.S. Patent and Trademark Office, the U.S. Copyright Office or any other applicable U.S. Governmental Authority with respect to the intellectual property Collateral covered thereby; and (v) the execution and delivery of Control Agreements with respect to the deposit accounts and securities accounts of North American (other than the deposit accounts and securities accounts identified on Schedule 2.09 to the Security Agreement).

            SECTION 5. CONSENT TO EXECUTION. By their respective signatures hereto, each of the parties hereto consents to the execution of this Amendment and confirms that each of the conditions precedent in Section 4 hereof has been satisfied (or waived).

            SECTION 6. POST-CLOSING OBLIGATIONS.

            (a) Within thirty (30) days following the Amendment Effective Date, the Parent shall deliver to the Board a fully executed Control Agreement in form and substance reasonably satisfactory to the Board with respect to North American's account with account number 590-388-819 at JPMorgan Chase Bank (or with respect to any account in substitution or replacement thereof) together with opinions of counsel from counsel satisfactory to the Board, in form and substance satisfactory to the Board;

            (b) Within ninety (90) days following the Amendment Effective Date, the Parent shall deliver to the Board a consent from (i) Iceland Air with respect to the lease of office space located at Terminal E, Logan Airport, E. Boston, Massachusetts and (ii) from the City of Oakland with respect to the lease of office and counter space located at Oakland International Airport; and

            (c) Within seven (7) days following the Amendment Effective Date, the Borrower shall deliver to the Board a certificate from the Secretary of State of the State of Delaware attesting to the good standing of the Borrower.

            SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of Parent and the Borrower represents and warrants to each other party hereto that:

            (a) it has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby;

            (b) it has duly authorized by all necessary corporate or other action the execution, delivery and performance of this Amendment;

            (c) this Amendment and the Loan Agreement as amended hereby are its valid and binding obligations, enforceable against it in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally;

            (d) both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

            (e) North American and each "principal" thereof (as such term is defined in 31 CFR Section 19.105, as amended or modified from time to time) is not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in the transactions contemplated by the Loan Documents by any Federal department or agency.

            SECTION 8. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

            (a) On and after the Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

            (b) This Amendment shall not constitute an amendment of or waiver to any other provision, term or condition of the Loan Agreement or any other Loan Document. Except as modified hereby and pursuant to the Amended and Restated Security Agreement, all terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Loan Agreement, the Loan Documents and the Board Guarantee shall remain in full force and effect.

            (c) Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement and the other Loan Documents. The parties to this Agreement expressly do not intend to extinguish the Loan Agreement or any of the other Loan Documents. Instead, it is the express intention of the parties to this Amendment to reaffirm the obligations created under the Loan Agreement and the other Loan Documents. Each of the Loan Agreement and the other Loan Documents, as amended hereby, remains in full force and effect and the terms and provisions of the Loan Agreement and the other Loan Documents, as amended hereby, are hereby ratified and confirmed. Each of the Board Guarantee and the Supplemental Guarantee remains unchanged and in full force and effect, and the terms and provisions thereof are hereby ratified and confirmed.

            SECTION 9. CONSENT OF GUARANTORS; CONFIRMATION OF GUARANTEES. Each of Parent and the Subsidiary Guarantor hereby consents to this Amendment and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, each of the Parent Guarantee and Subsidiary Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

            SECTION 10. INDEMNIFICATION. The Obligors agree, jointly and severally, to defend, indemnify, pay and hold harmless the ATSB, the Agents, the Lenders, the Supplemental Guarantor and their respective Affiliates, officers, directors, employees, agents and advisors (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel for such Indemnitees) that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner arising out of or relating to the Stock Purchase Agreement and the transactions contemplated thereby (including, without limitation, the Acquisition). For the avoidance of doubt, the parties hereto acknowledge and agree that this indemnity is in addition to, and not in lieu of, the indemnity provided in Section 10.4 of the Loan Agreement.

            SECTION 11. COSTS; EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Board, the Agents, the Lenders and the Supplemental Guarantor in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Board, the Agents, the Lenders and the Supplemental Guarantor) in accordance with the terms of Section 10.3 of the Loan Agreement.

            SECTION 12. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 13. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the law of the State of New York; provided, that in the event the Board becomes a Lender pursuant to the Board Guarantee, the rights and obligations of the Board hereunder shall be governed by, and construed in accordance with, the Federal law of the United States of America, if and to the extent such Federal law is applicable, and otherwise in accordance with the law of the State of New York.

            SECTION 14. RELEASE. The Obligors acknowledge and agree that they have no claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related thereto or the performance of the Obligors' obligations thereunder. To the extent the Obligors have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related thereto or the performance of the Obligors' obligations thereunder, the same are hereby waived, relinquished and released in consideration of the execution and delivery of this Amendment by the Board, the Lenders, the Agents and the Supplemental Guarantor.

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       WORLD AIR HOLDINGS, INC.

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

                                       WORLD AIRWAYS, INC.

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

                                       NORTH AMERICAN AIRLINES, INC.

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

                                       WORLD AIRWAYS PARTS COMPANY, LLC

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

                  Signature Page to Amendment No. 1 and Waiver to Loan Agreement

                                           GOVCO INCORPORATED,
                                           as Primary Tranche A Lender

                                           By: Citicorp North America, Inc., as
                                           its attorney-in-fact and
                                           administrative agent

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

Signature Page to Amendment No. 1 and Waiver to Loan Agreement

                                       CITIBANK, N.A.,
                                       as Alternate Tranche A Lender

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

Signature Page to Amendment No. 1 and Waiver to Loan Agreement

                                       CITICORP USA, INC.,
                                       as Tranche B Lender

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

Signature Page to Amendment No. 1 and Waiver to Loan Agreement

                                       CITIBANK, N.A.,
                                       as Agent

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

 Signature Page to Amendment No. 1 and Waiver to Loan Agreement

                                       CITIBANK, N.A.,
                                       as Collateral Agent

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

Signature Page to Amendment No. 1 and Waiver to Loan Agreement

                                           CITICORP NORTH AMERICA, INC.,
                                           as Govco Administrative Agent

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

Signature Page to Amendment No. 1 and Waiver to Loan Agreement

                                       INTERNATIONAL LEASE FINANCE CORPORATION, as Supplemental Guarantor

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

Signature Page to Amendment No. 1 and Waiver to Loan Agreement

                                       AIR TRANSPORTATION STABILIZATION BOARD

                                       By: /s/ Mark R. Dayton
                                           -------------------------------------
                                           Name: Mark R. Dayton
                                           Title: Executive Director

Signature Page to Amendment No. 1 and Waiver to Loan Agreement